Bridge Loan Financing	Dec. 05, 2019
Debt Disclosure [Abstract]
Bridge Loan Financing
4. Bridge Loan Financing
In connection with the Merger, Taylor Morrison
obtained definitive financing commitments for
a
364-day
bridge
loan
, but does not expect to utilize the loan for financing the Merger. The loan is intended to be in place in the event Taylor Morrison is required to finance an offer to repurchase the acquired long-term debt securities of William Lyon Homes. Taylor Morrison has incurred $6.1 million in bridge loan fees which will be capitalized and amortized over a 12 month period. As Taylor Morrison does not expect to utilize the bridge loan, it is not reflected in the pro-forma
information. The fees are
non-recurring
in nature and therefore are only presented in the
pro-forma
balance sheet.